                               EXCHANGE AGREEMENT


                                      AMONG

                      PARADISE MUSIC & ENTERTAINMENT, INC.

                                   BRIAN DOYLE

                                  RICHARD FLYNN

                                  JOHN LOEFFLER

                                       And

                                    JON SMALL




                              AS OF OCTOBER 9, 1996

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.   Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

2.   Exchange of Target Shares . . . . . . . . . . . . . . . . . . . . . . .   4
     (a)  Basic Transaction. . . . . . . . . . . . . . . . . . . . . . . . .   4
     (b)  Exchange Consideration . . . . . . . . . . . . . . . . . . . . . .   5
     (c)  Delivery on the Effective Date . . . . . . . . . . . . . . . . . .   5

3.   Representations and Warranties Concerning the Transaction . . . . . . .   5
     (a)  Representations and Warranties of the Transferee . . . . . . . . .   5
     (b)  Representations and Warranties of the Transferors. . . . . . . . .   6

4.   Representations and Warranties Concerning each of the Targets and its Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     (a)  Representations and Warranties by Brian Doyle and Richard Flynn
           Regarding All Access. . . . . . . . . . . . . . . . . . . . . . .  10
     (b)  Representations and Warranties of John Loeffler Regarding Rave . .  14
     (c)  Representations and Warranties of Jon Small Regarding Picture
           Vision. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

5.   Post-Effective Date Covenants . . . . . . . . . . . . . . . . . . . . .  23
     (a)  General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
     (b)  Litigation Support . . . . . . . . . . . . . . . . . . . . . . . .  23
     (c)  Transition . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
     (d)  Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

6.   Conditions to Obligation to Make this Agreement Effective . . . . . . .  24
     (a)  Conditions to Obligation of the Transferee . . . . . . . . . . . .  24
     (b)  Conditions to Obligation of the Transferors. . . . . . . . . . . .  25

7.   Remedies for Breaches of This Agreement . . . . . . . . . . . . . . . .  26
     (a)  Survival of Representations and Warranties . . . . . . . . . . . .  26
     (b)  Indemnification Provisions for Benefit of the Transferee . . . . .  26
     (c)  Indemnification Provisions for Benefit of the Transferors. . . . .  27
     (d)  Matters Involving Third Parties. . . . . . . . . . . . . . . . . .  27
     (e)  Other Indemnification Provisions . . . . . . . . . . . . . . . . .  28

8.   Tax Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
     (a)  Tax Periods Ending on or Before the Effective Date . . . . . . . .  29
     (b)  Tax Periods Beginning Before and Ending After the Effective
           Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
     (c)  Cooperation on Tax Matters . . . . . . . . . . . . . . . . . . . .  30

                                                                            Page
                                                                            ----

     (d)  Tax Sharing Agreements . . . . . . . . . . . . . . . . . . . . . .  30
     (e)  Certain Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . .  30

9.   Exclusion of Transferors, Readjustment of Share Allocation. . . . . . .  31
     (a)  Exclusion of Transferor. . . . . . . . . . . . . . . . . . . . . .  31
     (b)  Allocation of Expenses . . . . . . . . . . . . . . . . . . . . . .  31

10.  Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
     (a)  Press Releases and Public Announcements. . . . . . . . . . . . . .  31
     (b)  No Third-Party Beneficiaries . . . . . . . . . . . . . . . . . . .  31
     (c)  Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . .  31
     (d)  Succession and Assignment. . . . . . . . . . . . . . . . . . . . .  31
     (e)  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
     (f)  Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
     (g)  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
     (h)  Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . .  32
     (i)  Amendments and Waivers . . . . . . . . . . . . . . . . . . . . . .  32
     (j)  Severability . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
     (k)  Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
     (l)  Construction . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
     (m)  Incorporation of Exhibits, Annexes, and Schedules. . . . . . . . .  33
     (n)  Specific Performance . . . . . . . . . . . . . . . . . . . . . . .  33
     (o)  Submission to Jurisdiction . . . . . . . . . . . . . . . . . . . .  33

Exhibit A                --   Forms of Employment Agreement between the
                              Transferee and each of the Transferors
Exhibit B                --   Form of Expense Allocation Agreement
Schedule A               --   Distribution of Shares among Transferors
Schedule B               --   Schedule of Costs Incurred
Disclosure Schedule      --   Exceptions to Representations and Warranties
                              Concerning the Target and Its Subsidiaries

                               EXCHANGE AGREEMENT



     Agreement entered into as of October 9, 1996, by and among PARADISE MUSIC & ENTERTAINMENT, INC., a Delaware corporation (the "TRANSFEREE"), BRIAN DOYLE and RICHARD FLYNN, individuals whotogether own all of the outstanding capital stock of All Access Entertainment Management Group, Inc., a New York corporation ("ALL ACCESS"), JOHN LOEFFLER, an individual who owns all of the outstanding capital stock of John Leffler Music, Inc. d/b/a Rave Music Group, Inc., a New York corporation ("RAVE"), and JON SMALL, an individual who owns all of the outstanding capital stock of Picture Vision, Inc., a Tennessee corporation ("PICTURE VISION"). Brian Doyle, Richard Flynn, John Loeffler and Jon Small are collectively referred to herein as the "TRANSFERORS," the Transferee and the each of the Transferors are collectively referred to herein as the "PARTIES," and All Access, Picture Vision and Rave are collectively referred to herein as the "TARGETS."

     This Agreement contemplates a transaction qualifying as a tax-free incorporation under Section 351 of the Code in which the Transferee will acquire from each of the Transferors, and each of the Transferors will transfer to the Transferee, all of the shares of capital stock of each of the Targets owned respectively by each of the Transferors in return for the Shares (as such term is hereinafter defined).

     Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

      1.  DEFINITIONS.

     "ACCREDITED INVESTOR" has the meaning set forth in Regulation D promulgated under the Securities Act.

     "ADVERSE CONSEQUENCES" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses.

     "AFFILIATE" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

     "ALL ACCESS" has the meaning set forth in the preface above.

     "ALL ACCESS FINANCIAL INFORMATION" means the financial information with respect to All Access delivered by Brian Doyle and Richard Flynn to the Transferee as of July 31, 1996.

     "ALL ACCESS SHARE" means any share of the Common Stock, no par value per share, of All Access.

     "BASIS" means any past or present fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction that forms or could form the basis for any specified consequence.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "DISCLOSURE SCHEDULE" has the meaning set forth in Section 4 below.

     "EFFECTIVE DATE" means the date of this Agreement, October 9, 1996.

     "EMPLOYMENT AGREEMENTS" mean the employment agreements entered into between the Transferee and each of the Transferors, the forms of which are attached hereto as EXHIBIT A.

     "EXCHANGE CONSIDERATION" has the meaning set forth in Section 2(b) below.

     "EXPENSE ALLOCATION AGREEMENT" means the Expense Allocation Agreement between the Transferee and each of the Targets, the form of which is attached hereto as EXHIBIT B.

     "FINANCIAL INFORMATION" means the All Access Financial Information, the Picture Vision Financial Information and the Rave Financial Information.

     "INDEMNIFIED PARTY" has the meaning set forth in Section 7(d) below.

     "INDEMNIFYING PARTY" has the meaning set forth in Section 7(d) below.

     "INTELLECTUAL PROPERTY" means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, cus-tomer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (f) all computer software (including data and related documentation), (g) all other proprietary rights, and (h) all copies and tangible embodiments thereof (in whatever form or medium).

     "IPO" means the initial public offering of the Transferee.

     "LIABILITY" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

     "ORDINARY COURSE OF BUSINESS" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

     "PARTIES" has the meaning set forth in the preface above.

     "PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

     "PICTURE VISION" has the meaning set forth in the preface above.

     "PICTURE VISION FINANCIAL INFORMATION" means the financial information with respect to Picture Vision delivered to the Transferee by Jon Small as of July 31, 1996.

     "PICTURE VISION SHARE" means any share of the Common Stock, no par value per share, of Picture Vision.

     "RAVE" has the meaning set forth in the preface above.

     "RAVE FINANCIAL INFORMATION" means the financial information with respect to Rave delivered to the Transferee by John Loeffler as of July 31, 1996.

     "RAVE SHARE" means any share of the Common Stock, no par value per share, of Rave.

     "SEC" means the United States Securities and Exchange Commission.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "SECURITY INTEREST" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for

Taxes not yet due and payable or for Taxes that the taxpayer is contesting in good faith through appropriate proceedings, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

     "SHARES" has the meaning set forth in Section 2(b) below.

     "SUBSIDIARY" means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

     "TARGETS" has the meaning set forth in the preface above.

     "TARGET SHARES" means the All Access Shares, the Picture Vision Shares and the Rave Shares.

     "TAX" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Section 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

     "TAX RETURN" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     "THIRD PARTY CLAIM" has the meaning set forth in Section 7(d) below.

     "TRANSFEREE" has the meaning set forth in the preface above.

     "TRANSFEREE SHARE" means any share of the Common Stock, par value $.01 per share, of the Transferee.

     "TRANSFERORS" has the meaning set forth in the preface above.

      2.  EXCHANGE OF TARGET SHARES.

      (a) BASIC TRANSACTION. On and subject to the terms and conditions of this Agreement, the Transferee agrees to acquire from each of the Transferors, and each of the Transferors agrees to transfer to the Transferee, all of the Target Shares owned by the Transferors in exchange for the consideration specified in
Section 2(b) below.

      (b) EXCHANGE CONSIDERATION. The Transferee agrees to issue to the Transferors on the Effective Date (the EXCHANGE CONSIDERATION") an aggregate of 873,000 Transferee Shares (the "SHARES"), with the Shares being distributed among the Transferors as set forth on SCHEDULE A attached hereto.

      (c) DELIVERY ON THE EFFECTIVE DATE. On the Effective Date, (A) each of the Transferors shall deliver to the Transferee the various certificates, instruments, and documents referred to in Section 6(a) below, (B) the Transferee shall deliver to each of the Transferors the various certificates, instruments, and documents referred to in Section 6(b) below, (C) each of the Transferors shall deliver to Transferee the stock certificates representing all of the Target Shares owned by the Transferors, endorsed in blank or accompanied by duly executed assignment documents, and (D) the Transferee shall deliver to each of the Transferors the consideration listed in Section 2(b) above.

      3.  REPRESENTATIONS AND WARRANTIES CONCERNING THE TRANSACTION.

      (a) REPRESENTATIONS AND WARRANTIES OF THE TRANSFEREE. The Transferee represents and warrants to the Transferors that the statements contained in this
Section 3(a) are correct and complete as of the Effective Date.

               (i) ORGANIZATION OF THE TRANSFEREE. The Transferee is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware.

               (ii) AUTHORIZATION OF TRANSACTION. The Transferee has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Transferee, enforceable in accordance with its terms and conditions. Other than any state and federal securities filings related to the IPO, the Transferee need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of, any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

               (iii) NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Transferee is subject or any provision of its charter or bylaws or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Transferee is a party or by which it is bound or to which any of its assets is subject.

               (iv) BROKERS' FEES. The Transferee has no Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which any Transferor could become liable or obligated.

               (v) INVESTMENT. The Transferee is not acquiring the Target Shares with a view to, or for sale in connection with, any distribution thereof within the meaning of the Securities Act.

      (b) REPRESENTATIONS AND WARRANTIES OF THE TRANSFERORS.

               (i) REPRESENTATIONS AND WARRANTIES OF BRIAN DOYLE AND RICHARD FLYNN. Each of Brian Doyle and Richard Flynn jointly and severally represents and warrants to the Transferee that the statements contained in this Section 3(b)(i) are correct and complete as of the Effective Date with respect to each of Brian Doyle and Richard Flynn.

           a. AUTHORIZATION OF TRANSACTION. Each of Brian Doyle and Richard Flynn has full power and authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement constitutes the valid and legally binding obligation of each of Brian Doyle and Richard Flynn, enforceable in accordance with its terms and conditions. Other than any state or federal securities filings related to the IPO, neither Brian Doyle nor Richard Flynn need give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

           b. NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which either Brian Doyle or Richard Flynn is subject or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which either Brian Doyle or Richard Flynn is a party or by which either of them is bound or to which any of their assets is subject.

           c. BROKERS' FEES. Neither Brian Doyle nor Richard Flynn has any Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Transferee could become liable or obligated.

           d. INVESTMENT. Each of Brian Doyle and Richard Flynn (A) understands that the Shares have not been registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (B) is acquiring the Shares for his own account for investment purposes, and not with a view to the distribution thereof, (C) is a sophisticated investor with knowledge and experience in business and financial matters, (D) has received certain information concerning the Transferee and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Shares, and (E) is able to bear the economic risk and lack of liquidity inherent in holding the Shares.

           e. ALL ACCESS SHARES. Brian Doyle and Richard Flynn each hold of record and own beneficially ten (10) All Access Shares, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), Taxes, Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. Other than this Agreement, neither Brian Doyle nor Richard Flynn is a party to any option, warrant, purchase right, or other contract or commitment that could require either of them to sell, transfer, or otherwise dispose of any capital stock of All Access. Neither Brian Doyle nor Richard Flynn is a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of All Access. The All Access Shares owned by Brian Doyle and Richard Flynn constitute all of the shares of capital stock of All Access.

           f. ALL ACCESS FINANCIAL INFORMATION. Brian Doyle and Richard Flynn do hereby certify that the All Access Financial Information is accurate in all material respects.

               (ii) REPRESENTATIONS AND WARRANTIES OF JOHN LOEFFLER. John Loeffler represents and warrants to the Transferee that the statements contained in this Section 3(b)(ii) are correct and complete as of the Effective Date with respect to himself.

           a. AUTHORIZATION OF TRANSACTION. John Loeffler has full power and authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement constitutes the valid and legally binding obligation of John Loeffler, enforceable in accordance with its terms and conditions. Other than any state or federal securities filings related to the IPO, John Loeffler need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

           b. NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which John Loeffler is subject or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which John Loeffler is a party or by which he or it is bound or to which any of his or its assets is subject.

           c. BROKERS' FEES. John Loeffler has no Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Transferee could become liable or obligated.

           d. INVESTMENT. John Loeffler (A) understands that the Shares have not been registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (B) is acquiring the Shares for his own account for investment purposes, and not with a view to the distribution thereof, (C) is a sophisticated investor with knowledge and experience in business and financial matters, (D) has received certain information concerning the Transferee and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Shares, and (E) is able to bear the economic risk and lack of liquidity inherent in holding the Shares.

           e. RAVE SHARES. John Loeffler holds of record and owns beneficially 200 Rave Shares, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), Taxes, Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. Other than this Agreement, John Loeffler is not a party to any option, warrant, purchase right, or other contract or commitment that could require him to sell, transfer, or otherwise dispose of any capital stock of the Target. John Loeffler is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of Rave. The Rave Shares owned by John Loeffler constitute all of the shares of capital stock of Rave.

           f. RAVE FINANCIAL INFORMATION. John Loeffler does hereby certify that the Rave Financial Information is accurate in all material respects.

               (iii) REPRESENTATIONS AND WARRANTIES OF JON SMALL. Jon Small represents and warrants to the Transferee that the statements contained in this Section 3(b)(iii) are correct and complete as of the Effective Date with respect to himself.

           a. AUTHORIZATION OF TRANSACTION. Jon Small has full power and authority to execute and deliver this Agreement and to perform his obligations hereunder. This

     Agreement constitutes the valid and legally binding obligation of Jon Small, enforce able in accordance with its terms and conditions. Other than any state or federal securities filings related to the IPO, Jon Small need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

           b. NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Jon Small is subject or
     (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Jon Small is a party or by which he or it is bound or to which any of his or its assets is subject.

           c. BROKERS' FEES. Jon Small has no Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Transferee could become liable or obligated.

           d. INVESTMENT. The Transferor (A) understands that the Shares have not been registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (B) is acquiring the Shares for his own account for investment purposes, and not with a view to the distribution thereof, (C) is a sophisticated investor with knowledge and experience in business and financial matters, (D) has received certain information concerning the Transferee and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Shares, and (E) is able to bear the economic risk and lack of liquidity inherent in holding the Shares.

           e. PICTURE VISION SHARES. Jon Small holds of record and owns beneficially one hundred (100) Picture Vision Shares, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), Taxes, Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. Other than this Agreement, Jon Small is not a party to any option, warrant, purchase right, or other contract or commitment that could require him to sell, transfer, or otherwise dispose of any capital stock of Picture Vision. Jon Small is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of Picture Vision. The Picture Vision

     Shares owned by Jon Small constitute all of the shares of capital stock of Picture Vision.

           f. PICTURE VISION FINANCIAL INFORMATION. Jon Small does hereby certify that the Picture Vision Financial Information is accurate in all material respects.

      4. REPRESENTATIONS AND WARRANTIES CONCERNING EACH OF THE TARGETS AND ITS SUBSIDIARIES. Each of (i) Brian Doyle and Richard Flynn with respect to All Access only, (ii) John Loeffler with respect to Rave only and (iii) Jon Small with respect to Picture Vision only, severally represents and warrants to the Transferee that the statements contained in this Section 4 with respect to the respective entities named together with each of the individuals set forth above are correct and complete as of the Effective Date, except as set forth in the disclosure schedule delivered by the Transferors to the Transferee on the date hereof and initialed by the Parties (the "DISCLOSURE SCHEDULE"). Nothing in the Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein, however, unless the Disclosure Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section 4.

      (a) REPRESENTATIONS AND WARRANTIES BY BRIAN DOYLE AND RICHARD FLYNN REGARDING ALL ACCESS.

               (i) ORGANIZATION, QUALIFICATION, AND CORPORATE POWER. Each of All Access and its Subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. Each of All Access and its Subsidiaries is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. Each of All Access and its Subsidiaries has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and in which it presently proposes to engage and to own and use the properties owned and used by it. SECTION 4(a)(i) OF THE DISCLOSURE SCHEDULE lists the directors and officers of each of All Access and its Subsidiaries. Brian Doyle and Richard Flynn have delivered to the Transferee correct and complete copies of the charter and bylaws of All Access and its Subsidiaries (as amended to date). The minute books (containing the records of meetings of the stockholders, the board of directors, and any committees of the board of directors), the stock certificate books, and the stock record books of each of All Access and its Subsidiaries are correct and complete. None of All Access and its Subsidiaries is in default under or in violation of any provision of its charter or bylaws. Transferor acknowledges receipt of the above items.

               (ii) CAPITALIZATION. The entire authorized capital stock of All Access consists of two hundred (200) All Access Shares, twenty (20) of which are issued and outstanding. All of the issued and outstanding All Access Shares have been duly authorized, are validly issued, fully paid, and nonassessable, and are held of record by the Person's set forth in
     SECTION 4(a)(ii) OF THE DISCLOSURE SCHEDULE. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require All Access to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to All Access. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of All Access.

               (iii) NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which any of All Access and its Subsidiaries is subject or any provision of the charter or bylaws of any of All Access and its Subsidiaries or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which any of All Access and its Subsidiaries is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets). Other than any state or federal securities filings related to the IPO, none of All Access and its Subsidiaries needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

               (iv) BROKERS' FEES. None of All Access and its Subsidiaries has any Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

               (v)  INTELLECTUAL PROPERTY.

           a. All Access and its Subsidiaries own or have the right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property necessary for the operation of the businesses of the All Access and its Subsidiaries as presently conducted. Each item of Intellectual Property owned or used by any of All Access and its Subsidiaries immediately prior to the Effective Date hereunder will be owned or available for use by the All Access or the Subsidiary on identical terms and conditions immediately subsequent to the Effective Date hereunder. Each of All Access and its

     Subsidiaries has taken all necessary action to maintain and protect each item of Intellectual Property that it owns or uses.

           b. None of All Access and its Subsidiaries has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and none of Brian Doyle and Richard Flynn and the directors and officers (and employees with responsibility for Intellectual Property matters) of All Access and its Subsidiaries has ever received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that any of All Access and its Subsidiaries must license or refrain from using any Intellectual Property rights of any third party). To the Knowledge of any of Brian Doyle and Richard Flynn and the directors and officers (and employees with responsibility for Intellectual Property matters) of All Access and its Subsidiaries, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of any of All Access and its Subsidiaries.

           c. Section 4(a)(v)(c) of the Disclosure Schedule identifies each item of Intellectual Property owned by All Access and its Subsidiaries, and identifies each license, agreement, or other permission which any of All Access and its Subsidiaries has granted to any third party with respect to any of its Intellectual Property (together with any exceptions). With respect to each item of Intellectual Property required to be identified in
     Section 4(a)(v)(c) of the Disclosure Schedule:

               (A) All Access and its Subsidiaries possess all right, title, and interest in and to the item, free and clear of any Security Interest, license, or other restriction;

               (B) the item is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

               (C) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or, to the knowledge of any of Brian Doyle and Richard Flynn and the directors and officers (and employees with responsibility for Intellectual Property matters) of All Access and its Subsidiaries, is threatened which challenges the legality, validity, enforceability, use, or ownership of the item; and

               (D) none of All Access and its Subsidiaries has ever agreed to indemnify any Person for or against any interference, infringement, misappropriation, or other conflict with respect to the item.

           d. Section 4(a)(v)(d) of the Disclosure Schedule identifies each item of Intellectual Property that any third party owns and that any of All Access and its Subsidiaries uses pursuant to license, sublicense, agreement, or permission. All Access has delivered to the Transferee correct and complete copies of all such licenses, sublicenses, agreements, and permissions (as amended to date). With respect to each item of Intellectual Property required to be identified in Section 4(a)(v)(d) of the Disclosure Schedule:

               (A) the license, sublicense, agreement, or permission covering the item is legal, valid, binding, enforceable, and in full force and effect;

               (B) the license, sublicense, agreement, or permission will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby;

               (C) no party to the license, sublicense, agreement, or permission is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification, or acceleration thereunder;

               (D) no party to the license, sublicense, agreement, or permission has repudiated any provision thereof;

               (E) with respect to each sublicense, the representations and warranties set forth in subsections (A) through (D) above are true and correct with respect to the underlying license;

               (F) the underlying item of Intellectual Property is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

               (G) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or, to the knowledge of any of Brian Doyle and Richard Flynn and the directors and officers (and employees with responsibility for Intellectual Property matters) of All Access and its Subsidiaries, is threatened which challenges the legality, validity, or enforceability of the underlying item of Intellectual Property; and

               (H) none of All Access and its Subsidiaries has granted any sublicense or similar right with respect to the license, sublicense, agreement, or permission.

           e. To the Knowledge of any of Brian Doyle and Richard Flynn and the directors and officers (and employees with responsibility for Intellectual Property matters) of All Access and its Subsidiaries, none of All Access and its Subsidiaries will interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties as a result of the continued operation of its businesses as presently conducted and as presently proposed to be conducted.

               (vi) TITLE TO ASSETS. Except as set forth in Section 4(a)(vi) of the DISCLOSURE SCHEDULE, all Access and its Subsidiaries have good and marketable title to, or a valid leasehold interest in, the properties and assets used by them or located on their premises, free and clear of all Security Interests.

               (vii)     SUBSIDIARIES. All Access has no Subsidiaries.

               (viii) UNDISCLOSED LIABILITIES. None of All Access and its Subsidiaries has any Liability (and there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability), which is not included in the All Access Financial Information.

               (ix) LEGAL COMPLIANCE. Each of All Access, its Subsidiaries, and their respective predecessors and Affiliates has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure to so comply.

               (x) CONTRACTS. Prior to the date of this Agreement, All Access has disclosed to the Transferee all material contracts of All Access dated prior to the date of this Agreement, and All Access has either delivered to the Transferee, or given the Transferee the opportunity to review, all such material contracts.

               (xi) DISCLOSURE. The representations and warranties contained in this Section 4 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 4 not misleading.

      (b) REPRESENTATIONS AND WARRANTIES OF JOHN LOEFFLER REGARDING RAVE.

               (i) ORGANIZATION, QUALIFICATION, AND CORPORATE POWER. Each of Rave and its Subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. Each of Rave and its Subsidiaries is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. Each of Rave and its Subsidiaries has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and in which it presently proposes to engage and to own and use the properties owned and used by it. SECTION 4(b)(i) OF THE DISCLOSURE SCHEDULE lists the directors and officers of each of Rave and its Subsidiaries. John Loeffler has delivered to the Transferee correct and complete copies of the charter and bylaws of each of Rave and its Subsidiaries (as amended to date). The minute books (containing the records of meetings of the stockholders, the board of directors, and any committees of the board of directors), the stock certificate books, and the stock record books of each of Rave and its Subsidiaries are correct and complete. None of Rave and its Subsidiaries is in default under or in violation of any provision of its charter or bylaws.

               (ii) CAPITALIZATION. The entire authorized capital stock of Rave consists of 200 Rave Shares all of which are issued and outstanding. All of the issued and outstanding Rave Shares have been duly authorized, are validly issued, fully paid, and nonassessable, and are held of record by the Person's set forth in SECTION 4(b)(ii) OF THE DISCLOSURE SCHEDULE. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Rave to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Rave. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of Rave.

               (iii) NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which any of Rave and its Subsidiaries is subject or any provision of the charter or bylaws of any of Rave and its Subsidiaries or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which any of Rave and its Subsidiaries is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets). Other than any state or federal securities filings related to the IPO, none of Rave and its Subsidiaries needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

               (iv) BROKERS' FEES. None of Rave and its Subsidiaries has any Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

               (v)  INTELLECTUAL PROPERTY.

           a. Rave and its Subsidiaries own or have the right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property necessary for the operation of the businesses of the Rave and its Subsidiaries as presently conducted. Each item of Intellectual Property owned or used by any of Rave and its Subsidiaries immediately prior to the Effective Date hereunder will be owned or available for use by the Rave or the Subsidiary on identical terms and conditions immediately subsequent to the Effective Date hereunder. Each of Rave and its Subsidiaries has taken all necessary action to maintain and protect each item of Intellectual Property that it owns or uses.

           b. None of Rave and its Subsidiaries has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and none of John Loeffler and the directors and officers (and employees with responsibility for Intellectual Property matters) of Rave and its Subsidiaries has ever received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that any of Rave and its Subsidiaries must license or refrain from using any Intellectual Property rights of any third party). To the Knowledge of any of John Loeffler and the directors and officers (and employees with responsibility for Intellectual Property matters) of Rave and its Subsidiaries, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of any of Rave and its Subsidiaries.

           c. Section 4(b)(v)(c) of the Disclosure Schedule identifies each item of Intellectual Property owned by Rave and its Subsidiaries, and identifies each license, agreement, or other permission which any of Rave and its Subsidiaries has granted to any third party with respect to any of its Intellectual Property (together with any exceptions). With respect to each item of Intellectual Property required to be identified in Section 4(b)(v)(c) of the Disclosure Schedule:

               (A) Rave and its Subsidiaries possess all right, title, and interest in and to the item, free and clear of any Security Interest, license, or other restriction;

               (B) the item is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

               (C) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or, to the knowledge of any of John Loeffler and the directors and officers (and employees with responsibility for Intellectual Property matters) of Rave and its Subsidiaries, is threatened which challenges the legality, validity, enforceability, use, or ownership of the item; and

               (D) none of Rave and its Subsidiaries has ever agreed to indemnify any Person for or against any interference, infringement, misappropriation, or other conflict with respect to the item.

           d. Section 4(b)(v)(d) of the Disclosure Schedule identifies each item of Intellectual Property that any third party owns and that any of Rave and its Subsidiaries uses pursuant to license, sublicense, agreement, or permission. Rave has delivered to the Transferee correct and complete copies of all such licenses, sublicenses, agreements, and permissions (as amended to date). With respect to each item of Intellectual Property required to be identified in Section 4(b)(v)(d) of the Disclosure Schedule:

               (A) the license, sublicense, agreement, or permission covering the item is legal, valid, binding, enforceable, and in full force and effect;

               (B) the license, sublicense, agreement, or permission will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby;

               (C) no party to the license, sublicense, agreement, or permission is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification, or acceleration thereunder;

               (D) no party to the license, sublicense, agreement, or permission has repudiated any provision thereof;

               (E) with respect to each sublicense, the representations and warranties set forth in subsections (A) through (D) above are true and correct with respect to the underlying license;

               (F) the underlying item of Intellectual Property is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

               (G) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or, to the knowledge of any of John Loeffler and the directors and officers (and employees with responsibility for Intellectual Property matters) of Rave and its Subsidiaries, is threatened which challenges the legality, validity, or enforceability of the underlying item of Intellectual Property; and

               (H) none of Rave and its Subsidiaries has granted any sublicense or similar right with respect to the license, sublicense, agreement, or permission.

           e. To the Knowledge of any of John Loeffler and the directors and officers (and employees with responsibility for Intellectual Property matters) of Rave and its Subsidiaries, none of Rave and its Subsidiaries will interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties as a result of the continued operation of its businesses as presently conducted and as presently proposed to be conducted.

               (vi) TITLE TO ASSETS. Rave and its Subsidiaries have good and marketable title to, or a valid leasehold interest in, the properties and assets used by them or located on their premises, free and clear of all Security Interests.

               (vii) SUBSIDIARIES. Except as set forth in Section 4(b)(vii) of the Disclosure Schedule, Rave has no Subsidiaries.

               (viii) UNDISCLOSED LIABILITIES. None of Rave and its Subsidiaries has any Liability (and there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability), which is not included in the Rave Financial Information.

               (ix) LEGAL COMPLIANCE. Each of Rave, its Subsidiaries, and their respective predecessors and Affiliates has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure to so comply.

               (x) CONTRACTS. Prior to the date of this Agreement, Rave has disclosed to the Transferee all material contracts of Rave dated prior to the date of this Agreement, and Rave has either delivered to the Transferee, or given the Transferee the opportunity to review, all such material contracts.

               (xi) DISCLOSURE. The representations and warranties contained in this Section 4 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 4 not misleading.

      (c) REPRESENTATIONS AND WARRANTIES OF JON SMALL REGARDING PICTURE VISION.

               (i) ORGANIZATION, QUALIFICATION, AND CORPORATE POWER. Each of Picture Vision and its Subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. Each of Picture Vision and its Subsidiaries is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. Each of Picture Vision and its Subsidiaries has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and in which it presently proposes to engage and to own and use the properties owned and used by it. SECTION 4(c)(i) OF THE DISCLOSURE SCHEDULE lists the directors and officers of each of Picture Vision and its Subsidiaries. Jon Small has delivered to the Transferee correct and complete copies of the charter and bylaws of each of Picture Vision and its Subsidiaries (as amended to date). The minute books (containing the records of meetings of the stockholders, the board of directors, and any committees of the board of directors), the stock certificate books, and the stock record books of each of Picture Vision and its Subsidiaries are correct and complete. None of Picture Vision and its Subsidiaries is in default under or in violation of any provision of its charter or bylaws.

               (ii) CAPITALIZATION. The entire authorized capital stock of Picture Vision consists of one-thousand (1000) Picture Vision Shares, one-hundred (100) of which are issued and outstanding. All of the issued and outstanding Picture Vision Shares have been duly authorized, are validly issued, fully paid, and nonassessable, and are held of record by the Person's set forth in SECTION 4(c)(ii) OF THE DISCLOSURE SCHEDULE. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Picture Vision to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Picture Vision. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of Picture Vision.

               (iii) NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which any of Picture Vision and its Subsidiaries is subject or any provision of the charter or bylaws of any of Picture Vision and its Subsidiaries or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which any of Picture Vision and its Subsidiaries is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets). Other than any state or federal securities filings related to the IPO, none of Picture Vision and its Subsidiaries needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

               (iv) BROKERS' FEES. None of Picture Vision and its Subsidiaries has any Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

               (v)  INTELLECTUAL PROPERTY.

           a. Picture Vision and its Subsidiaries own or have the right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property necessary for the operation of the businesses of the Picture Vision and its Subsidiaries as presently conducted. Each item of Intellectual Property owned or used by any of Picture Vision and its Subsidiaries immediately prior to the Effective Date hereunder will be owned or available for use by the Picture Vision or the Subsidiary on identical terms and conditions immediately subsequent to the Effective Date hereunder. Each of Picture Vision and its Subsidiaries has taken all necessary action to maintain and protect each item of Intellectual Property that it owns or uses.

           b. None of Picture Vision and its Subsidiaries has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and none of Jon Small and the directors and officers (and employees with responsibility for Intellectual Property matters) of Picture Vision and its Subsidiaries has ever received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that any of Picture Vision and its Subsidiaries must license or refrain from using any Intellectual Property rights of any third party). To the Knowledge of any of Jon Small and the directors and officers (and employees with responsibility for Intellectual Property matters) of Picture Vision and its Subsidiaries, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of any of Picture Vision and its Subsidiaries.

           c. Section 4(c)(v)(c) of the Disclosure Schedule identifies each item of Intellectual Property owned by Picture Vision and its Subsidiaries, and identifies each license, agreement, or other permission which any of Picture Vision and its Subsidiaries has granted to any third party with respect to any of its Intellectual Property (together with any exceptions). With respect to each item of Intellectual Property required to be identified in Section 4(c)(v)(c) of the Disclosure Schedule:

               (A) Picture Vision and its Subsidiaries possess all right, title, and interest in and to the item, free and clear of any Security Interest, license, or other restriction;

               (B) the item is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

               (C) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or, to the knowledge of any of Jon Small and the directors and officers (and employees with responsibility for Intellectual Property matters) of Picture Vision and its Subsidiaries, is threatened which challenges the legality, validity, enforceability, use, or ownership of the item; and

               (D) none of Picture Vision and its Subsidiaries has ever agreed to indemnify any Person for or against any interference, infringement, misappropriation, or other conflict with respect to the item.

           d. Section 4(c)(v)(d) of the Disclosure Schedule identifies each item of Intellectual Property that any third party owns and that any of Picture Vision and its Subsidiaries uses pursuant to license, sublicense, agreement, or permission. Picture Vision has delivered to the Transferee correct and complete copies of all such licenses, sublicenses, agreements, and permissions (as amended to date). With respect to each item of Intellectual Property required to be identified in Section 4(c)(v)(d) of the Disclosure Schedule:

               (A) the license, sublicense, agreement, or permission covering the item is legal, valid, binding, enforceable, and in full force and effect;

               (B) the license, sublicense, agreement, or permission will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby;

               (C) no party to the license, sublicense, agreement, or permission is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification, or acceleration thereunder;

               (D) no party to the license, sublicense, agreement, or permission has repudiated any provision thereof;

               (E) with respect to each sublicense, the representations and warranties set forth in subsections (A) through (D) above are true and correct with respect to the underlying license;

               (F) the underlying item of Intellectual Property is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

               (G) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or, to the knowledge of any of Jon Small and the directors and officers (and employees with responsibility for Intellectual Property matters) of Picture Vision and its Subsidiaries, is threatened which challenges the legality, validity, or enforceability of the underlying item of Intellectual Property; and

               (H) none of Picture Vision and its Subsidiaries has granted any sublicense or similar right with respect to the license, sublicense, agreement, or permission.

           e. To the Knowledge of any of Jon Small and the directors and officers (and employees with responsibility for Intellectual Property matters) of Picture Vision and its Subsidiaries, none of Picture Vision and its Subsidiaries will interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties as a result of the continued operation of its businesses as presently conducted and as presently proposed to be conducted.

               (vi) TITLE TO ASSETS. Picture Vision and its Subsidiaries have good and marketable title to, or a valid leasehold interest in, the properties and assets used by them or located on their premises, free and clear of all Security Interests.

               (vii) SUBSIDIARIES. Except as set forth in Section 4(c)(vii) of the Disclosure Schedule, Picture Vision has no Subsidiaries.

               (viii) UNDISCLOSED LIABILITIES. None of Picture Vision and its Subsidiaries has any Liability (and there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability), which is not included in the Picture Vision Financial Information.

               (ix) LEGAL COMPLIANCE. Each of Picture Vision, its Subsidiaries, and their respective predecessors and Affiliates has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure to so comply.

               (x) CONTRACTS. Prior to the date of this Agreement, Picture Vision has disclosed to the Transferee all material contracts of Picture Vision dated prior to the date of this Agreement, and Picture Vision has either delivered to the Transferee, or given the Transferee the opportunity to review, all such material contracts.

               (xi) DISCLOSURE. The representations and warranties contained in this Section 4 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 4 not misleading.

      5. POST-EFFECTIVE DATE COVENANTS. The Parties agree as follows with respect to the period following the Effective Date.

      (a) GENERAL. In case at any time after the Effective Date any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Section 7 below). The Transferors acknowledge and agree that from and after the Effective Date the Transferee will be entitled to possession of all documents, books, records (including Tax records), agreements, and financial data of any sort relating to the Targets and their Subsidiaries.

      (b) LITIGATION SUPPORT. In the event and for so long as any Party actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with (i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Effective Date involving any of the Targets and their Subsidiaries, each of the other Parties will cooperate with him or it and his or its counsel in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification therefor under Section 7 below).

      (c) TRANSITION.

               (i) The Transferors will not take any action that is designed or intended to have the effect of discouraging any lessor, licensor, customer, artist, client, supplier, or other business associate of any of the Targets and their Subsidiaries from maintaining the same business relationships with the Targets and their Subsidiaries after the Effective Date as it maintained with the Targets and their Subsidiaries prior to the Effective Date;

               (ii) The Transferors and Transferee agree to take any and all actions reasonably necessary and appropriate to implement the business plans described in the prospectus used in connection with the IPO and to reimburse the Transferors as provided in Schedule B.

      (d) CERTIFICATES. Each certificate representing the Shares will be imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SECURITIES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF THE COMPANY'S COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

Each holder desiring to transfer any of the Shares first must furnish the Transferee with (i) a written opinion reasonably satisfactory to the Transferee in form and substance from counsel reasonably satisfactory to the Transferee by reason of experience to the effect that the holder may transfer the Shares as desired without registration under the Securities Act and (ii) a written undertaking executed by the desired transferee reasonably satisfactory to the Transferee in form and substance agreeing to be bound by the recoupment provisions and the restrictions on transfer contained herein.

      6.  CONDITIONS TO OBLIGATION TO MAKE THIS AGREEMENT EFFECTIVE.

      (a) CONDITIONS TO OBLIGATION OF THE TRANSFEREE. The obligation of the Transferee to consummate the transactions to be performed by it in connection with this Agreement is subject to satisfaction of the following conditions:

               (i) the representations and warranties set forth in Section 3(b) and Section 4 above shall be true and correct in all material respects at and as of the Effective Date;

               (ii) the Transferors shall have performed and complied with all of their covenants hereunder in all material respects through the Effective Date;

               (iii) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of the Transferee to own the Target Shares and to control the

     Targets and their Subsidiaries, or (D) affect adversely the right of any of the Targets and their Subsidiaries to own their assets and to operate their businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

               (iv) each of the Transferors shall have entered into an employment agreement with the Transferee substantially similar to the Employment Agreements;

               (v) each of the Targets shall have entered into the Expense Allocation Agreement;

               (vi) the Board of Directors of each of the Targets shall have adopted resolutions approving the transfer, in accordance with the provisions of this Agreement, of the Target Shares owned by the Transferors, and such resolutions shall be in full force and effect on and as of the Effective Date; and

               (vii) all actions to be taken by the Transferors in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will, unless otherwise set forth in this Agreement, be reasonably satisfactory in form and substance to the Transferee.

The Transferee may waive any condition specified in this Section 6(a) if it executes a writing so stating at or prior to the Effective Date.

      (b) CONDITIONS TO OBLIGATION OF THE TRANSFERORS. The obligation of the Transferors to consummate the transactions to be performed by the Transferors in connection with this Agreement are subject to satisfaction of the following conditions:

               (i) the representations and warranties set forth in Section 3(a) above shall be true and correct in all material respects at and as of the Effective Date;

               (ii) the Transferee shall have performed and complied with all of its covenants hereunder in all material respects through the Effective Date;

               (iii) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect); and

               (iv) the Transferee shall have entered into definitive Employment Agreements with each of the Transferors;

               (v) all actions to be taken by the Transferee in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will, unless otherwise set forth in this Agreement, be reasonably satisfactory in form and substance to the Transferors; and

               (vi) Transferee shall have received (a) executed Board resolutions extending the term of its private placement, (b) executed consents of all subscribers in such private placement to the extension of the term thereof, and (c) shall be reasonably satisfied that all appropriate Blue Sky filings have been made.

The Transferors may waive any condition specified in this Section 6(b) if they execute a writing so stating at or prior to the Effective Date.

      7.  REMEDIES FOR BREACHES OF THIS AGREEMENT.

      (a) SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

     All of the representations and warranties of the Parties contained in this Agreement shall survive the Effective Date hereunder (even if the damaged Party knew or had reason to know of any misrepresentation or breach of warranty or covenant at the time of Effective Date) and continue in full force and effect for a period of one year from the Effective Date (subject to any applicable statutes of limitations).

      (b) INDEMNIFICATION PROVISIONS FOR BENEFIT OF THE TRANSFEREE.

               (i) In the event any of the Transferors breach (or in the event any third party alleges facts that, if true, would mean any of the Transferors has breached) any of their representations, warranties, and covenants contained herein, and, if there is an applicable survival period pursuant to Section 7(a) above, provided that the Transferee makes a written claim for indemnification against any such Transferor pursuant to
     Section 11(g) below within such survival period, then such Transferor agrees to indemnify the Transferee from and against the entirety of any Adverse Consequences the Transferee may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Transferee may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

               (ii) Each Transferor agrees to indemnify the Transferee from and against the entirety of any Adverse Consequences the Transferee may suffer resulting from, arising out of, relating to, in the nature of, or caused by any Liability of the Target controlled by such Transferor immediately prior to the Effective Date and its Subsidiaries for any Taxes of such Target and its Subsidiaries with respect to any Tax year or portion thereof ending on or before the Effective Date (or for any Tax year beginning before and ending after the Effective Date to the extent allocable (determined in a manner consistent with Section 8(c)) to the portion of such period beginning before and ending on the Effective Date), to the extent such Taxes are not reflected in the reserve for Tax Liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) shown on the face of such Targets most recent financial statements (rather than in any notes thereto), as such reserve is adjusted for the passage of time through the Effective Date in accordance with the past custom and practice of such Target and its Subsidiaries in filing their Tax Returns.

      (c) INDEMNIFICATION PROVISIONS FOR BENEFIT OF THE TRANSFERORS. In the event the Transferee breaches (or in the event any third party alleges facts that, if true, would mean the Transferee has breached) any of its representations, warranties, and covenants contained herein, and, if there is an applicable survival period pursuant to Section 7(a) above, provided that the Transferors make a written claim for indemnification against the Transferee pursuant to Section 11(g) below within such survival period, then the Transferee agrees to indemnify the Transferors from and against the entirety of any Adverse Consequences the Transferors may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Transferors may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

      (d) MATTERS INVOLVING THIRD PARTIES.

               (i) If any third party shall notify any Party (the "INDEMNIFIED PARTY") with respect to any matter (a "THIRD PARTY CLAIM") which may give rise to a claim for indemnification against any other Party (the "INDEMNIFYING PARTY") under this Section 7, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; PROVIDED, HOWEVER, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

               (ii) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within 15 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (B) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the

     Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder,
     (C) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (D) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party, and (E) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

               (iii) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 7(d)(ii) above,
     (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

               (iv) In the event any of the conditions in Section 7(d)(ii) above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (B) the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses), and
     (C) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 7.

               (v) Notwithstanding anything contained in this Section 7(d), in no event shall the liability to or obligation to indemnify any other Party of any Transferor exceed the value of his ownership interest in the Transferee.

      (e) OTHER INDEMNIFICATION PROVISIONS. The foregoing indemnification provisions are in addition to, and not in derogation of, any statutory, equitable, or common law remedy any Party may have for breach of representation, warranty, or covenant. The Transferors hereby agrees that they will not make any claim for indemnification against any of the Targets and their Subsidiaries by reason of the fact that they were a director, officer, employee, or agent of any such entity or were serving at the request of any such entity as a partner, trustee, director, officer, employee, or agent of another entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such claim is pursuant to any statute, charter document, bylaw, agreement, or otherwise) with respect to any action, suit, proceeding, complaint, claim, or demand brought by the Transferee against the Transferors (whether such action, suit, proceeding, complaint, claim, or demand is pursuant to this Agreement, applicable law, or otherwise).

      8. TAX MATTERS. The following provisions shall govern the allocation of responsibility as between the Transferee and the Transferors for certain tax matters following the Effective Date:

      (a) TAX PERIODS ENDING ON OR BEFORE THE EFFECTIVE DATE. The Transferee shall prepare or cause to be prepared and file or cause to be filed all Tax Returns for the Targets and their Subsidiaries for all periods ending on or prior to the Effective Date which are filed after the Effective Date. The Transferee shall permit the Transferors to review and comment on each such Tax Return of their respective Target described in the preceding sentence prior to filing. The Transferors shall reimburse the Transferee for Taxes of their respective Targets and their Subsidiaries with respect to such periods within fifteen (15) days after payment by the Transferee or the Targets and their Subsidiaries of such Taxes to the extent such Taxes are not reflected in the reserve for Tax Liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) shown on the face of the last balance sheet of the Targets prepared prior to the Effective Date.

      (b) TAX PERIODS BEGINNING BEFORE AND ENDING AFTER THE EFFECTIVE DATE. The Transferee shall prepare or cause to be prepared and file or cause to be filed any Tax Returns of the Targets and their Subsidiaries for Tax periods which begin before the Effective Date and end after the Effective Date. The Transferors shall pay to the Transferee within fifteen (15) days after the date on which Taxes are paid with respect to such periods an amount equal to the portion of such Taxes which relates to the portion of such Taxable period ending on the Effective Date to the extent such Taxes are not reflected in the reserve for Tax Liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) shown on the face of the last balance sheet of their respective Targets prepared prior to the Effective Date. For purposes of this Section, in the case of any Taxes that are imposed on a periodic basis and are payable for a Taxable period that includes (but does not end on) the Effective Date, the portion of such Tax which relates to the portion of such Taxable period ending on the Effective Date shall (x) in the case of any Taxes other than Taxes based upon or related to income or receipts, be deemed to be the amount of such Tax for the entire Taxable period multiplied by a fraction the numerator of which is the number of days in the Taxable period ending on the Effective Date and the denominator of which is the number of days in the entire Taxable period, and (y) in the case of any Tax based upon or related to income or receipts be deemed equal to the amount which would be payable if the relevant Taxable period ended on the Effective Date. Any credits relating to a Taxable period that begins before and ends after the Effective Date shall be taken into account as though the relevant Taxable period ended on the Effective Date. All determinations necessary to give effect to the foregoing allocations shall be made in a manner consistent with prior practice of the Targets and their Subsidiaries.

      (c) COOPERATION ON TAX MATTERS.

               (i) The Transferee, the Targets and their Subsidiaries and the Transferors shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of Tax Returns pursuant to this Section and any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other party's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Targets and their Subsidiaries and the Transferors agree (A) to retain all books and records with respect to Tax matters pertinent to the Targets and their Subsidiaries relating to any taxable period beginning before the Effective Date until the expiration of the statute of limitations (and, to the extent notified by the Transferee or the Transferors, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (B) to give the other party reasonable written notice prior to transferring, destroying or discarding any such books and records and, if the other party so requests, the Targets and their Subsidiaries or the Transferors, as the case may be, shall allow the other party to take possession of such books and records.

               (ii) The Transferee and the Transferors further agree, upon request, to use their best efforts to obtain any certificate or other document from any governmental authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including, but not limited to, with respect to the transactions contemplated hereby).

               (iii) The Transferee and the Transferors further agree, upon request, to provide the other party with all information that either party may be required to report pursuant to Section 6043 of the Code and all Treasury Department Regulations promulgated thereunder.

      (d) TAX SHARING AGREEMENTS. All tax sharing agreements or similar agreements with respect to or involving the Targets and their Subsidiaries shall be terminated as of the Effective Date and, after the Effective Date, the Targets and their Subsidiaries shall not be bound thereby or have any liability thereunder.

      (e) CERTAIN TAXES. All transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement (including any New York City Transfer Tax and any similar tax imposed in other states or subdivisions), shall be paid by the Transferors when due, and the Transferors will, at their own expense, file all necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees, and, if required by applicable law, the Transferee will, and will cause its affiliates to, join in the execution of any such Tax Returns and other documentation.

      9.  EXCLUSION OF TRANSFERORS, READJUSTMENT OF SHARE ALLOCATION.

      (a) EXCLUSION OF TRANSFEROR. If, prior to the Effective Date, it is determined by the Transferee that the Financial Information of any Target is not accurate in any material respect then the Parties, other than the Transferor who controlled such Target prior to the Effective Date, shall determine, in their sole discretion, whether to renegotiate the amount of Shares allocated to each Transferor pursuant to this Agreement or to exclude such Transferor from the Agreement. If any Transferor is so excluded from this Agreement, then the remaining parties shall readjust the Share allocation set forth on SCHEDULE A.

      (b) ALLOCATION OF EXPENSES. Each Transferor will cause his respective Target to enter into the Expense Allocation Agreement, pursuant to which each Target shall agree to be liable for one third of the expenses of the Transferee in connection with the IPO up to the sooner of the date such Target is, for whatever reason, no longer involved in the transactions, or the Transferee determines that the IPO will not occur, provided, however, that no Target shall be responsible for more than $50,000 of such expenses.

      10. MISCELLANEOUS.

      (a) PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Effective Date without the prior written approval of the Transferee and the Transferors; PROVIDED, HOWEVER, that any Party may make any public disclosure it believes in good faith is required by applicable law (in which case the disclosing Party will use its reasonable best efforts to advise the other Parties prior to making the disclosure).

      (b) NO THIRD-PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

      (c) ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

      (d) SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns.

No Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of the Transferee and the Transferors; PROVIDED, HOWEVER, that the Transferee may (i) assign any or all of its rights and interests hereunder to one or more of its Affiliates and (ii) designate one or more of its Affiliates to perform its obligations hereunder (in any or all of which cases the Transferee nonetheless shall remain responsible for the performance of all of its obligations hereunder).

      (e) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

      (f) HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

      (g) NOTICES. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient at the addresses set forth on the signature page hereto. Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set on the signature page hereto using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

      (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

      (i) AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Transferee and the Transferors. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

      (j) SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

      (k) EXPENSES. Each of the Parties, the Targets, and their Subsidiaries will bear his or its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby over and above the reimbursed amount set forth in Section 5(d). The Transferors agree that none of the Targets or their Subsidiaries has borne or will bear any of the Transferors' costs and expenses (including any of their legal fees and expenses) in connection with this Agreement or any of the transactions contemplated hereby.

      (l) CONSTRUCTION. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

      (m) INCORPORATION OF EXHIBITS, ANNEXES, AND SCHEDULES. The Exhibits, Annexes, and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

      (n) SPECIFIC PERFORMANCE. Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter (subject to the provisions set forth in Section 10(o) below), in addition to any other remedy to which they may be entitled, at law or in equity.

      (o) SUBMISSION TO JURISDICTION. Each of the Parties submits to the jurisdiction of any state or federal court sitting in New York, New York, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each Party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.


TRANSFEREE:              PARADISE MUSIC & ENTERTAINMENT, INC.


                         By:________________________________
                             John Loeffler
                             President

                         Address for notice:
                         420 West 45th Street
                         Fifth Floor
                         New York, New York 10036

                         With a copy to:

                         Walter M. Epstein, Esq.
                         Rubin Baum Levin Constant & Friedman
                         30 Rockefeller Plaza
                         29th Floor
                         New York, New York 10112

TRANSFERORS:             ________________________________
                         Name:  Brian Doyle

                         Address for notice:
                         All Access Entertainment Management Group, Inc. 425 Madison Avenue
                         Suite 802
                         New York, New York 10036

                         With a copy to:

                         Philip G. Nappo III, Esq.
                         900 Third Avenue - 16th Floor
                         New York, New York 10022


                         ________________________________
                         Name:  Richard Flynn

                         Address for notice:

                         All Access Entertainment Management Group, Inc. 425 Madison Avenue
                         Suite 802
                         New York, New York 10036

                         With a copy to:

                         Philip G. Nappo III, Esq.
                         900 Third Avenue - 16th Floor
                         New York, New York 10022


                         ________________________________
                         Name:  John Loeffler

                         Address for notice:

                         Rave Music Group, Inc.
                         420 West 45th Street
                         Fifth Floor
                         New York, New York 10036


                         ________________________________
                         Name:  Jon Small

                         Address for notice:

                         Picture Vision, Inc.
                         209 10th Avenue South
                         Suite 425
                         Nashville, Tennessee 37203

                                                                      SCHEDULE A


                    DISTRIBUTION OF SHARES AMONG TRANSFERORS



Transferor               Number of Shares
----------               ----------------

Brian Doyle                 145,500
Richard Flynn               145,500
John Loeffler               291,000
Jon Small                   291,000

                                                                      SCHEDULE B


                           SCHEDULE OF COSTS INCURRED



Transferor               Expenses
----------               --------

All Access               $13,000
Picture Vision           $ 9,000
Rave                     $ 9,000

                               DISCLOSURE SCHEDULE



Section 4(a)(i)          Directors of All Access
                         -----------------------

                         Brian Doyle
                         Richard Flynn


                         Officers of All Access
                         -----------------------
                              Name                     Title
                         ----------------------        -----

                         Brian Doyle                   President
                         Richard Flynn                 Vice President, Secretary
                                                       & Treasurer


                         All Access has no Subsidiaries

Section 4(a)(ii)         Record Holders of All Access Shares(a)(b)
                         -----------------------------------------
                                   Name                               Amount
                         ------------------------------------------   ------

                         Brian Doyle                                    10
                         Richard Flynn                                  10



Section 4(a)(v)(c)       Items of Intellectual Property owned by All Access
                         --------------------------------------------------

                         None


---------------

(a) Specifically excluded from the Exchange Agreement to which this Schedule is a part are securities or ownership interests owned by Messrs. Doyle and Flynn in projects set forth on Schedule A to their respective Employment Agreements.

(b) While not representing ownership interests in All Access or its Subsidiaries, it is All Access' policy, consistent with industry standards, to pay certain employees who either identify, develop and/or manage artists up to 5% of the revenues payable to All Access as a result of its representation of such artists.

                         Licenses, Agreements, or other permissions
                         which All Access has granted to third parties with respect to any of its Intellectual Property
                         ------------------------------------------------

                         None





Section 4(a)(v)(d)       Items of Intellectual Property owned by
                         third parties and used by All Access pursuant
                         to license, sublicense, agreement, or permission
                         ------------------------------------------------

                         None

Section 4(a)(vi) All Access leases its office space at 425 Madison Avenue, Suite 802, and the copier and telecopier used therein; Certain of the computers used by All Access, or its business, are leased.

Section 4(b)(i)          Directors of Rave
                         -----------------

                         John Loeffler


                         Officers of Rave
                         ----------------
                              Name                          Title
                         ----------------                   -----

                         John Loeffler                      President


Section 4(b)(ii)         Record Holders of Rave Shares
                         -----------------------------
                                   Name                     Amount
                         -----------------------------      ------
                         John Loeffler                       200

Section 4(b)(v)(c)       Items of Intellectual Property owned by Rave
                         --------------------------------------------

                         All items of Intellectual Property including all musical works, compositions and publishing owned by John Leffler Music, Inc. except for John Loeffler's five CD stock music library and any musical works, compositions or publishing contained therein. Copies of such Intellectual Property can be inspected at Rave's offices.


                         Licenses, Agreements, or other permissions
                         which Rave has granted to third parties
                         with respect to any of its Intellectual Property
                         ------------------------------------------------

                         All Licenses, Agreements, or other permissions which Rave has granted to third parties with respect to any of its Intellectual Property other than Licenses, Agreements, or other permissions which Rave has granted to third parties with respect to John Loeffler's five CD stock music library and any musical works, compositions or publishing contained therein. Copies of such Licenses can be inspected at Rave's offices.


Section 4(b)(v)(d)       Items of Intellectual Property owned by
                         third parties and used by Rave pursuant
                         to license, sublicense, agreement, or permission
                         ------------------------------------------------

                         None


Section 4(b)(vii)        Rave has no Subsidiaries


Section 4(c)(i)          Directors of Picture Vision
                         ---------------------------

                         Jon Small


                         Officers of Picture Vision
                         --------------------------
                                   Name                     Title
                         --------------------------         -----

                         Jon Small                          President
                         Jeanine Small                      Vice President

Section 4(c)(ii)         Record Holders of Picture Vision Shares
                         ---------------------------------------
                                        Name                          Amount
                         ---------------------------------------      ------

                         Jon Small                                      100



Section 4(c)(v)(c)       Items of Intellectual Property
                         owned by Picture Vision
                         ------------------------------

                         None






                         Licenses, Agreements, or other permissions
                         which Picture Vision has granted to third parties with respect to any of its Intellectual Property
                         -------------------------------------------------

                         None




Section 4(c)(v)(d)       Items of Intellectual Property owned by
                         third parties and used by Picture Vision pursuant
                         to license, sublicense, agreement, or permission
                         -------------------------------------------------

                         None





Section 4(c)(vii)   Picture Vision has no Subsidiaries